UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 26, 2006
                                                         ----------------


                                    NIC INC.
             (Exact name of registrant as specified in its charter)



            Colorado                000-26621              52-2077581
            --------                ---------              ----------
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2006, NIC Inc. issued a press release announcing 2006 third quarter earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 26, 2006, NIC Inc. issued a press release announcing 2006 third quarter earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the 2006 third quarter earnings information at 9:00 a.m., EDT, on October 26, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated October 26, 2006, announcing 2006 third quarter earnings information, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.


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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NIC Inc.

Date: October 26, 2006              /s/ Stephen M. Kovzan
                                    ---------------------
                                    Stephen M. Kovzan
                                    Vice President, Financial Operations
                                    Chief Accounting Officer

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